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                AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC
            AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC
                  AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC
                AETOS CAPITAL MARKET NEUTRAL STRATEGIES FUND, LLC


                                 August 23, 2002

                       STATEMENT OF ADDITIONAL INFORMATION

                                 375 Park Avenue
                            New York, New York 10152
                                 (212) 201-2500

               This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the combined prospectus of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos
Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short
Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC
(each, a "Fund," and collectively, the "Funds"), dated August 23, 2002. A copy of the prospectus may be obtained by contacting any of the Funds at the telephone number or address set forth above.

               The information in this SAI is not complete and may be changed. A
Fund may not sell its securities until its registration statement filed with the Securities and Exchange Commission (the "SEC") is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                                TABLE OF CONTENTS

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                                                                            Page
Investment Policies and Practices .........................................    2
Repurchases and Transfers of Interests ....................................   10
Board of Managers .........................................................   12
Investment Advisory Services ..............................................   15
Conflicts of Interest .....................................................   18
Tax Aspects ...............................................................   20
Erisa Considerations ......................................................   33
Brokerage .................................................................   34
Accountants and Legal Counsel .............................................   35
Custodian .................................................................   35
Control Persons ...........................................................   35
Summary of LLC Agreements .................................................   35
Financial Statements ......................................................   38

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                        INVESTMENT POLICIES AND PRACTICES

               The investment objective and principal investment strategies of each Fund, as well as the principal risks associated with each Fund's investment strategies, are set forth in the prospectus. Certain additional investment information is set forth below.

Fundamental Policies

               Each Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund ("Interests"), are listed below. Within the limits of these fundamental policies, the management of each Fund has reserved freedom of action. As defined by the Investment Company Act of 1940 (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of a Fund" means the vote, at an annual or special meeting of the Fund's security holders duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less. A Fund may not:

               .    Issue senior securities, except to the extent permitted by
                    Section 18 of the Investment Company Act or as otherwise permitted by the Securities Exchange Commission (the "SEC").

               . Borrow money, except to the extent permitted by Section 18 of the Investment Company Act or as otherwise permitted by the SEC.

               . Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

               . Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act.

               . Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or issued by companies that invest or deal in real estate or real estate investment trusts.

               . Invest in commodities or commodity contracts, except that the Fund may purchase and sell non-U.S. currency, options, futures and forward contracts, including those related to indexes, and options on indexes.

               . Invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in any single industry. The foregoing restriction shall not apply to the Fund's investment in money market instruments or money market funds. This restriction also does not apply to the Fund's investments in Portfolio Funds (as hereinafter defined).

               In addition to the foregoing investment restrictions, the Aetos Capital Distressed Investment Strategies Fund, LLC will, under normal market conditions, invest at least 80% of its net assets (which includes borrowings for investment purposes) in Portfolio Funds or with Portfolio

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Managers that invest primarily in distressed securities. This investment policy is a non-fundamental policy of Aetos Capital Distressed Investment Strategies Fund, LLC and may be changed by the Board. Aetos Capital Distressed Investment Strategies Fund, LLC will notify investors at least 60 days prior to any change in this investment policy.

               With respect to these investment restrictions and other policies described in this SAI or the prospectus (except a Fund's policy on borrowings set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of a Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. A Fund's investment policies and restrictions do not apply to the activities and transactions of Portfolio Funds (as defined below) in which assets of the Fund are invested, but will apply to investments made by the Fund through a Portfolio Account (as defined below).

               Each Fund's investment objective is fundamental and may not be changed without the vote of a majority (as defined by the Investment Company
Act) of the Fund's outstanding voting securities.

Certain Portfolio Securities and Other Operating Policies

               As discussed in the prospectus, each Fund will invest primarily in private investment funds ("Portfolio Funds") that are managed by alternative asset managers ("Portfolio Managers") that employ different investment strategies in pursuit of superior risk-adjusted returns. Each Fund may also on occasion retain a Portfolio Manager to manage a designated segment of the Fund's assets (a "Portfolio Account") in accordance with the Portfolio Manager's investment program. Additional information regarding the types of securities and financial instruments in which Portfolio Managers may invest the assets of Funds and Portfolio Funds, and certain of the investment techniques that may be used by Portfolio Managers, is set forth below.

Equity Securities

               The investment portfolios of Portfolio Funds and Portfolio Accounts will include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

               Portfolio Managers may generally invest the assets of Portfolio Funds and Portfolio Accounts in equity securities without restriction. These investments may include securities issued by companies having relatively small market capitalization, including "micro cap" companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. These securities are also subject to other risks that are less prominent in the case of the securities of larger companies.

Fixed-Income Securities

               Portfolio Funds and Portfolio Accounts may invest in fixed-income securities. A Portfolio Manager will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

               Portfolio Funds and Portfolio Accounts may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a "Rating Agency") in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Portfolio Manager to be of comparable quality.

               A Portfolio Fund's or Portfolio Account's investments in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

Non-U.S. Securities

               Portfolio Funds and Portfolio Accounts may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Portfolio Funds and Portfolio Accounts may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in the prospectus under "Risk Factors--Non-U.S. Investments."

               As a general matter, Portfolio Funds and Portfolio Accounts are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Portfolio Fund or Portfolio Account may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Portfolio Fund's or Portfolio Account's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Portfolio Fund or Portfolio Account for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the Portfolio Fund or Portfolio Account anticipates purchasing or selling a non-U.S. security. This technique would allow the Portfolio Fund or Portfolio Account to "lock in" the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Portfolio Fund's or Portfolio Account's existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Portfolio Fund's or Portfolio Account's non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Fund's or a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in a Fund's or Portfolio Fund's investment portfolio.

Money Market Instruments

               The Funds, Portfolio Funds and Portfolio Accounts may invest, for defensive purposes or otherwise, some or all of their assets in high quality fixed-income securities, money market instruments and money market mutual funds, or may hold cash or cash equivalents in such amounts as the Investment Manager or Portfolio Managers deem appropriate under the circumstances. The Funds or Portfolio Funds also may invest in these instruments pending allocation of their respective offering proceeds. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Repurchase Agreements

               Repurchase agreements are agreements under which a Fund, a Portfolio Fund or Portfolio Account purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Company at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the relevant Fund, Portfolio Fund or Portfolio Account would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the relevant Fund, Portfolio Fund or Portfolio Account might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. Each Fund has adopted specific policies designed to minimize certain of the risks of loss from its use of repurchase agreements.

Reverse Repurchase Agreements

               Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Portfolio Fund or Portfolio Account. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Portfolio Fund's or Portfolio Account's investment portfolio.

Special Investment Techniques

               Portfolio Funds and Portfolio Accounts may use a variety of special investment techniques to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of derivative transactions. The techniques Portfolio Funds and Portfolio Accounts may employ may change over time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that Portfolio Funds or Portfolio Accounts may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Portfolio Fund or Portfolio Account may suffer losses as a result of its hedging activities.

               Derivatives. Portfolio Funds and Portfolio Accounts may engage in transactions involving options, futures and other derivative financial instruments. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit Portfolio Funds and Portfolio Accounts to increase or decrease the level of risk, or change the character of the risk, to which their portfolios are exposed in much the same way as they can increase or decrease the level of risk, or change the character of the risk, of their portfolios by making investments in specific securities.

               Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Portfolio Fund's or Portfolio Account's performance.

               If a Portfolio Fund or Portfolio Account invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Portfolio Fund's or Portfolio Account's return or result in a loss. A Portfolio Fund or Portfolio Account also could experience losses if its derivatives were poorly correlated with its other investments, or if the Portfolio Fund or Portfolio Account were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

               Options and Futures. The Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options (notional principal contracts with characteristics of an OTC option) or other derivative instruments written by broker-dealers or other permissible financial intermediaries. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Portfolio Fund or Portfolio Account bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, a Portfolio Manager may have difficulty closing out its position. Over-the-counter options and synthetic transactions purchased and sold by Portfolio Funds and Portfolio Accounts may include options on baskets of specific securities.

               The Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund or Portfolio Account owns the underlying security. The sale of such an option exposes a Portfolio Fund or Portfolio Account during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's or Portfolio Account's books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Portfolio Funds and Portfolio Accounts need not be covered.

     A Portfolio Fund or Portfolio Account may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Portfolio Fund or Portfolio Account will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily effect a similar "closing sale transaction," which involves liquidating position by selling the option previously purchased, although the Portfolio Manager could exercise the option should it deem it advantageous to do so.

     The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") by Portfolio Funds and Portfolio Accounts could cause a Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. However, each Fund intends to conduct its operations to avoid regulation as a commodity pool. In this regard, a Fund's pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by Portfolio Funds and Portfolio Accounts and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, may not exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Each Fund intends to monitor use of futures and related options by Portfolio Funds and Portfolio Accounts to help assure compliance with this limitation. If applicable CFTC rules change, such percentage limitations may change or different conditions may be applied to a Fund's use of certain derivatives.

     Portfolio Funds and Portfolio Accounts may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

     Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Portfolio Fund or Portfolio Account to substantial losses.

     Successful use of futures also is subject to a Portfolio Manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

     Some or all of the Portfolio Managers may purchase and sell stock index futures contracts for a Portfolio Fund or Portfolio Account. A stock index future obligates a Portfolio Fund or Portfolio Account to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

     Some or all of the Portfolio Managers may purchase and sell interest rate futures contracts for a Portfolio Fund or Portfolio Account. An interest rate future obligates represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

     Some or all of the Portfolio Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

     Options on Securities Indexes. Some or all of the Portfolio Managers may purchase and sell for the Portfolio Funds and Portfolio Accounts call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Warrants and Rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     Swap Agreements. The Portfolio Managers may enter into equity, interest rate, and index and currency rate swap agreements on behalf of Portfolio Funds and Portfolio Accounts. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

     Most swap agreements entered into by a Portfolio Fund or Portfolio Account would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's or Portfolio Account's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's or Portfolio Account's risk of loss consists of the net amount of payments that it contractually is entitled to receive.

     To achieve investment returns equivalent to those achieved by a Portfolio Manager in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, a Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, such as LIBOR, and to receive the total return of the reference investment vehicle over a stated time period. A Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The Federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. None of the Funds currently intends to use swaps or other derivatives in this manner.

Lending Portfolio Securities

     A Portfolio Fund or Portfolio Account may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Portfolio Fund or Portfolio Account continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Portfolio Fund or Portfolio Account an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. A Portfolio Fund or Portfolio Account generally will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio Fund or Portfolio Account might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund or Portfolio Account.

When-Issued, Delayed Delivery and Forward Commitment Securities

     To reduce the risk of changes in securities prices and interest rates, a Portfolio Fund or Portfolio Account may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when the Portfolio Fund or Portfolio Account enters into the commitment, but the Portfolio Fund or Portfolio Account does not make payment until it receives delivery from the counterparty. After a Portfolio Fund or Portfolio Account commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

     Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, (i.e., appreciating when interest rates decline and depreciating when interest rates rise), based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose a Portfolio Fund or Portfolio Account to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Portfolio Fund or Portfolio Account is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of a Portfolio Fund or Portfolio Account. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund or Portfolio Account on a forward basis will not honor its purchase obligation. In such cases, the Portfolio Fund or Portfolio Account may incur a loss.

                     REPURCHASES AND TRANSFERS OF INTERESTS

Repurchase Offers

     As discussed in the prospectus, offers to repurchase Interests will be made by a Fund at such times and on such terms as may be determined by the Fund's Board of Managers (the "Board"), in its sole discretion in accordance with the provisions of applicable law. In determining whether a Fund should repurchase Interests or portions thereof from Members pursuant to written tenders, the Fund's Board will consider the recommendation of the Investment Manager. The Board also will consider various factors, including but not limited to those listed in the prospectus, in making its determinations.

     A Fund's Board will cause the Fund to make offers to repurchase Interests or portions thereof from Members pursuant to written tenders only on terms it determines to be fair to the Fund and to all Members of the Fund or persons holding Interests acquired from such Members. When a Fund's Board determines that the Fund will repurchase Interests or portions thereof, notice will be provided to each Member of the Fund describing the terms thereof, and containing information Members should consider in deciding whether and how to participate in such repurchase opportunity. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain an estimated net asset value of their Interests (which is calculated once a month at month-end) from SEI Investments Mutual Funds Services, the administrator for the Funds, during such period. If a repurchase offer is oversubscribed by Members, the relevant Fund will repurchase only a pro rata portion of the Interests tendered by each Member.

     Upon its acceptance of tendered Interests for repurchase, a Fund will maintain daily on its books a segregated account consisting of (i) cash, (ii) liquid securities or (iii) interests in Portfolio Funds that the Fund has requested be withdrawn (or any combination of the foregoing), in an amount equal to the aggregate estimated unpaid dollar amount of any outstanding repurchase offer.

     Payment for repurchased Interests may require a Fund to liquidate portfolio holdings earlier than the Investment Manager would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Investment Manager intends to take measures (subject to such policies as may be established by a Fund's Board) to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Interests.

Mandatory Redemptions

     As noted in the prospectus, each Fund has the right to redeem an Interest or portion of an Interest of a Member or any person acquiring an Interest or portion thereof from or through a Member under certain circumstances. Such mandatory redemptions may be made if:

     . an Interest or portion thereof has been transferred or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member;

     . ownership of an Interest by a Member or other person will cause a Fund to be in violation of, or subject a Fund to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction;

     . continued ownership of such an Interest may be harmful or injurious to the business or reputation of a Fund or the Investment Manager, or may subject a Fund or any Members to an undue risk of adverse tax or other fiscal consequences;

     . any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true; or

     . it would be in the best interests of a Fund to redeem an Interest or portion thereof.

Transfers of Interests

     No person may become a substituted Member of a Fund without the written consent of the Fund's Investment Manager, which consent may be withheld for any reason in its sole and absolute discretion. Interests may be transferred only
(i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member or (ii) with the written consent of the Investment Manager, which may be withheld in its sole discretion. Without limiting the foregoing, the Investment Manager generally will consent to a transfer if it is
(i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (e.g., certain transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children), or (iii) a distribution from a qualified retirement plan or an individual retirement account. The Investment Manager may permit other pledges, transfers or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; provided, however, that prior to any such pledge, transfer or assignment, the Board shall consult with counsel to the relevant Fund to ensure that such pledge, transfer or assignment will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation. Notice to a Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee meets any requirements imposed by the Fund with respect to Member eligibility and suitability. In addition to the foregoing, no Member will be permitted to transfer an Interest or portion thereof unless after such transfer the balance of the capital account of the transferee, and of the Member transferring the Interest if the transfer involves less than its entire Interest, is at least equal to a Fund's minimum investment requirement.

     Any transferee meeting a Fund's eligibility requirements that acquires an Interest or portion thereof in a Fund by operation of law as the result of the death, dissolution, bankruptcy or incompetency of a Member or otherwise, will be entitled to the allocations and distributions allocable to the Interest so acquired and to transfer such Interest in accordance with the terms of the Fund's Limited Liability Company Agreement (the "LLC Agreement"), but will not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member as provided in the relevant LLC Agreement. If a Member transfers an Interest or portion thereof with the approval of the Investment Manager, the Fund will promptly take all necessary actions to admit such transferee or successor to the Fund as a Member. Each Member and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by a Fund in connection with such transfer. If such a transferee does not meet the Member eligibility requirements, a Fund reserves the right to redeem its Interest. Any transfer of an Interest in violation of the relevant LLC Agreement will not be permitted and will be void.

          Each LLC Agreement provides that each Member has agreed to indemnify and hold harmless the relevant Fund, the Managers, the Investment Manager, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Member in violation of these provisions or any misrepresentation made by such Member in connection with any such transfer.

                                BOARD OF MANAGERS

          Each Fund's Board provides broad oversight over the operations and affairs of the Fund. Each Fund's Board has overall responsibility to manage and control the business affairs of the relevant Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund's business. Each Fund's Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

          The Managers are not required to contribute to the capital of any of the Funds or to hold Interests in any Fund. A majority of the Managers are persons who are not "interested persons" (as defined in the Investment Company
Act) of the Funds (collectively, the "Independent Managers"). The Independent Managers perform the same functions for each Fund as are customarily exercised by the non-interested directors of a registered investment company organized as a corporation.

          The identity of the Managers and Officers for the Funds and brief biographical information regarding each Manager and Officer is set forth below. The same persons serve as Managers and Officers for each of the four Funds. Each Manager who is deemed to be an "interested person" of the Funds, as defined in the Investment Company Act, is indicated by an asterisk.

                                    Managers

                                                                                          Aggregate Dollar
                                                                                         Range of Interests
                                             Principal Occupation                           in all Funds
                                            or Employment During                         overseen or to be
                                             Past Five Years and                            overseen in
                                              Directorships in         Dollar Range of       Family of
                                Manager         Publicly Held            Interests in        Investment
Name, (Age) and Address          Since            Companies                the Funds         Companies
-------------------------      ---------   -----------------------    ----------------- --------------------
INTERESTED
MANAGER*:
                                           Chief Executive Officer,
                                           Aetos Capital, LLC, March
                                           1999-present; President,
                                           Morgan Stanley Dean
                                           Witter Investment
James M. Allwin (49)                       Management, 1996-January
375 Park Avenue                            1999; Advisory Director,
New York, NY 10152              2002       Morgan Stanley Dean            $400,000            $400,000

                                       Witter & Co., January
                                       1999-September 1999;

INDEPENDENT
MANAGERS:
                                       Partner, Miller
                                       Anderson &
Ellen Harvey (48)                      Sherrerd/Morgan
756 Rugby Road                         Stanley Dean Witter
Bryn Mawr, PA 19010                    Investment
                                       Management, October
                                2002   1984-present.
                                       Managing Director and       None     None
                                       Chief Legal Officer,
                                       iFormation Group,
                                       November 2000-
Pierre de Saint Phalle (54)            present; Partner, Davis
320 Park Avenue, 10/th/ Floor          Polk & Wardwell
New York, NY 10022                     January 1983-October
                                2002   2000.                       None     None


--------------------
* "Interested Person," as defined in the Investment Company Act.

                                    Officers

   Name, (Age) and Address           Position Held with Each Fund      Principal Occupation(s) or
   -----------------------           ----------------------------      --------------------------
                                                                       Employment During Past Five
                                                                       ---------------------------
                                                                                  Years
                                                                                  -----
James M. Allwin (49)                Chairman of the Board             Chief Executive Officer, Aetos
375 Park Avenue                                                       Capital, LLC, March
New York, New York 10152                                              1999-present; President,
                                                                      Morgan Stanley Dean Witter
                                                                      Investment Management, 1996-
                                                                      January 1999; Advisory
                                                                      Director, Morgan Stanley Dean
                                                                      Witter & Co., January 1999-
                                                                      September 1999;

Anne Casscells (44)                 Chief Investment Officer          Managing Director, Aetos
2180 Sand Hill Road, Suite 410                                        Capital, LLC, October 2001-
Menlo Park, CA 94025                                                  present; Chief Investment
                                                                      Officer, Stanford Management
                                                                      Company, November 1998-
                                                                      September 2002; Managing
                                                                      Director of Investment Policy
                                                                      Research, Stanford University,
                                                                      April 1996-October 1998.

Michael Klein (43)                  President                         Chief Operating Officer and
375 Park Avenue                                                       Managing Director, Aetos
New York, NY 10152                                                    Capital, LLC, March 2000-

                                                                      present; President, Morgan
                                                                      Stanley Institutional Funds,
                                                                      June 1998-March 2000;
                                                                      Principal, Morgan Stanley Dean
                                                                      Witter Investment Management,
                                                                      August 1997-December 1999.

Joseph Stadler (48)                 Treasurer                         Chief Financial Officer, Aetos
375 Park Avenue                                                       Capital, LLC, December 2001-
New York, NY 10152                                                    Present; Principal, Morgan
                                                                      Stanley Dean Witter Investment
                                                                      Management, August 1997-
                                                                      December 2001.

Harold J. Schaaff (42)              Vice President and Secretary      General Counsel and Managing
375 Park Avenue                                                       Director, Aetos Capital, LLC,
New York, NY 10152                                                    March 2001-present; President,
                                                                      Morgan Stanley Institutional
                                                                      Funds, March 2000-March 2001;
                                                                      Managing Director, Morgan
                                                                      Stanley Dean Witter Investment
                                                                      Management, December
                                                                      1999-March 2001.

Toyanna Mayo (26)                   Assistant Secretary               Associate, Aetos Capital LLC,
375 Park Avenue                                                       July 2002-present; Legal
New York, NY 10152                                                    Analyst, Atriax Limited,
                                                                      November 2001-May 2002;
                                                                      Assistant Manager-Legal
                                                                      Affairs, American Express
                                                                      Bank, Ltd., July 2000-
                                                                      November 2001; Investment
                                                                      Management Analyst, Morgan,
                                                                      Lewis & Bockius, LLP, August
                                                                      1998-July 2000.

June Wenger (35)                    Assistant Treasurer               Investment Accounting
One Freedom Valley Drive,                                             Director-Alternative
Oaks, Pennsylvania 19456                                              Investment Fund Products, SEI
                                                                      Investments Mutual Funds
                                                                      Services, June 2000-present;
                                                                      Investment Accounting
                                                                      Manager-Alternative Fund
                                                                      Products, PFPC Inc., 1996-June
                                                                      2000.

Linda Fitzgerald (36)               Assistant Vice President          Vice President, Aetos Capital,
2180 Sand Hill Road, Suite 410                                        LLC, July 2002-present;
Menlo Park, CA 94025                                                  Principal, Barclays Global
                                                                      Investors, August 1990-July
                                                                      2002.

               The Managers serve on each Fund's Board for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death or incapacity. A Manager may resign upon 90 days' prior written notice to the other Managers, and may be removed either by vote of two-thirds of the Managers not subject to the removal vote or vote of the Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. The Managers will render assistance to Members on the question of the removal of Managers in the manner required by Section 16(c) of the Investment Company Act. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager, so long as immediately after such appointment at least two-thirds of the Managers then serving would have been elected by the Members. The Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving. If no Manager remains to manage the business the Fund, the Investment Manager may manage and control the Fund, but must convene a meeting of Members of the Fund within 60 days for the purpose of either electing new Managers or dissolving the Fund.

Compensation

                                                     Pension or          Estimated Annual      Total Compensation
                               Aggregate         Retirement Benefits       Benefits upon          from Fund and
                             Compensation        Accrued as Part of         Retirement        Fund Complex Paid to
    Name of Manager        from each Fund**         Fund Expenses        ----------------           Managers
------------------------   ----------------      -------------------                          --------------------
    James M. Allwin            $    0                    None                   None                  $     0
    Ellen Harvey               $5,000                    None                   None                  $20,000
Pierre de Saint Phalle         $5,000                    None                   None                  $20,000

----------------
** Estimated for the fiscal year ending January 31, 2003. Amount does not include reimbursed expenses for attending Board meetings.

                          INVESTMENT ADVISORY SERVICES

The Investment Manager

               Aetos Alternatives Management, LLC (the "Investment Manager") serves as the investment manager for each Fund, subject to the ultimate supervision of and subject to any policies established by the Fund's Board. The Investment Manager has operated as an investment adviser since January 2002. The Investment Manager (including its subsidiaries) managed more than $320 million of assets as of June 30, 2002. The Investment Manager is located at 375 Park Avenue, New York, New York 10132.

               Pursuant to the terms of the investment advisory agreements entered into between each Fund and the Investment Manager each dated as of August 22, 2002 (each, an "Advisory Agreement"), the Investment Manager is responsible for developing, implementing and supervising each Fund's investment program and for providing day-to-day investment management services to each Fund. The Investment Manager is primarily responsible for the selection of Portfolio Managers and the allocation of the assets of each Fund for investment among the Portfolio Managers. In addition, the Investment Manager is responsible for investing the cash portion of each Fund's assets not invested in Portfolio Funds or through Portfolio Accounts.

               Each Advisory Agreement requires the Investment Manager, at its expense, to provide the relevant Fund with adequate office space, facilities and equipment, and to provide certain administrative services to the Fund, including: the compilation and maintenance of records with respect to the Fund's operations (excluding the preparation of accounting and investor records); with the assistance of the Fund's administrator, legal counsel and independent accountants, the preparation of materials relating to meetings of its Board and Members, and the preparation and filing of required regulatory reports; and the supervision of services provided by the Fund's administrator and custodian.

               The Investment Manager is authorized, subject to the approval of a Fund's Board and Members, to retain one of its affiliates to provide any or all of the investment advisory services required to be provided to the Fund or to assist the Investment Manager in providing these services, subject to the requirement that the Investment Manager supervise the rendering of any such services to the Fund by its affiliates.

               In consideration for the services provided by the Investment Manager under the Advisory Agreements, each Fund will pay the Investment Manager a monthly management fee (the "Management Fee") computed at an annual rate of 0.75% of the net asset value of the Fund determined as of the last day of the month (before any repurchases of Interests).

               Each Advisory Agreement was approved by each Fund's Board (including a majority of the Independent Managers), at a meeting held in person on August 22, 2002, and was also approved on that date by James M. Allwin, the then sole Member of each Fund. Each Advisory Agreement has an initial term of two years from the date of its execution, and may be continued in effect from year to year thereafter if such continuance is approved annually by the relevant Board or by vote of a majority of the outstanding voting securities of that Fund; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by the Board; by vote of a majority of the outstanding voting securities of the relevant Fund; or by the Investment Manager. Each Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the Investment Company Act and the rules thereunder.

               Each Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Investment Manager is not liable for any loss a Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

               The Investment Manager or its designee maintains each Fund's accounts, books and other documents required to be maintained under the Investment Company Act at 375 Park Avenue, New York, New York 10152.

Fund Expenses

               Each Fund will bear all expenses incurred in its business and operations other than those specifically required to be borne by the Investment Manager pursuant to each Advisory Agreement. Expenses borne by each Fund include, but are not limited to, the following:

               . all costs and expenses directly related to portfolio transactions and positions for the Fund's account, including, but not limited to, brokerage commissions, research fees, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased, custodial fees, margin fees, transfer taxes and premiums, taxes withheld on foreign dividends and indirect expenses from investments in Portfolio Funds;

               . all costs and expenses associated with the organization and registration of the Fund, certain offering costs and the costs of compliance with any applicable Federal or state laws;

               . all costs and expenses associated with the organization of separate investment funds managed by Portfolio Managers retained by the Fund;

               . attorneys' fees and disbursements associated with updating the Fund's registration statement, prospectus and other offering related documents (the "Offering Materials"); the costs of printing the Offering Materials; the costs of distributing the Offering Materials to prospective investors; and attorneys' fees and disbursements associated with the preparation and review thereof;

               . the costs and expenses of holding meetings of the Board and any meetings of Members, including legal costs associated with the preparation and filing of proxy materials;

               . the fees and disbursements of legal counsel to the Fund, legal counsel to the Independent Managers, independent accountants for the Fund and other consultants and professionals engaged on behalf of the Fund;

               . the fees and charges of the Fund's custodian and administrator;

               . the costs of a fidelity bond and any liability insurance obtained on behalf of the Fund or the Board;

               . all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Members;

               . all expenses of computing the Fund's net asset value, including any equipment or services obtained for these purposes;

               . all charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Manager and any custodian or other agent engaged by the Fund; and

               . such other types of expenses as may be approved from time to time by the Board of Managers.

               The Portfolio Funds will bear all expenses incurred in connection with their operations. These expenses are similar to those incurred by each Fund. The Portfolio Managers generally will charge asset-based fees to and receive performance-based allocations from the Portfolio Funds, which effectively will reduce the investment returns of the Portfolio Funds and the amount of any distributions from the Portfolio Funds to each Fund. These expenses, fees and allocations will be in addition to those incurred by each Fund and its Members.

Codes of Ethics

               The Funds and the Investment Manager have each adopted codes of ethics. The codes are designed to detect and prevent improper personal trading by certain of personnel, including investment personnel, that might compete with or otherwise take advantage of a Fund's portfolio transactions. Covered persons include the Managers and the officers and directors of the Investment Manager and the Investment Manager, as well as employees of the Investment Manager and the Investment Manager having knowledge of the investments and investment intentions of a Fund. The codes of ethics permit persons subject to the Code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

               The codes of ethics are included as exhibits to the Funds' registration statements filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

 Investment Process

               The Investment Manager's investment process integrates objective setting, fundamental research, manager evaluation, portfolio construction, monitoring and risk management. Incorporating the tenets of modern portfolio theory to construct portfolios, this process is organized into the following six steps: (i) establishing the portfolio framework; (ii) undertaking fundamental research; (iii) defining portfolio objectives and structure; (iv) evaluating managers; (v) constructing and optimizing the portfolio; and (vi) monitoring the portfolio. The Investment Manager has developed a flexible absolute return strategy investment structure that allows it to respond to the varying circumstances of its clients. Each client's requirements and objectives are carefully assessed in order to determine the investment structure and portfolio composition that is best aligned with their needs.

                              CONFLICTS OF INTEREST

The Investment Manager

               The Investment Manager also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Funds ("Aetos Accounts"). The Funds have no interest in these activities. The Investment Manager and the investment professionals who, on behalf of the Investment Manager, will provide investment advisory services to the Funds will be engaged in substantial activities other than on behalf of the Funds, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between each Fund and the Aetos Accounts. Such persons will devote only so much time to the affairs of each Fund as in their judgment is necessary and appropriate.

Participation in Investment Opportunities

               The Investment Manager expects to employ an investment program for each Fund that is substantially similar to the investment program employed by it for certain Aetos Accounts. As a general matter, the Investment Manager will consider participation by each Fund in all appropriate investment opportunities that are under consideration for those other Aetos Accounts. There may be circumstances, however, under which the Investment Manager will cause one or more Aetos Accounts to commit a larger percentage of their respective assets to an investment opportunity than to which the Investment Manager will commit a Fund's assets. There also may be circumstances under which the Investment Manager will consider participation by Aetos Accounts in investment opportunities in which the Investment Manager does not intend to invest on behalf of a Fund, or vice versa.

               The Investment Manager will evaluate for each Fund and for each Aetos Account a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for a Fund or an Aetos Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Funds and the Aetos Accounts in the context of any particular investment opportunity, the investment activities of the Funds and the Aetos Accounts may differ from time to time. In addition, the fees and expenses of the Funds will differ from those of the Aetos Accounts. Accordingly, the future performance of the Funds and the Aetos Accounts will vary.

               When the Investment Manager determines that it would be appropriate for a Fund and one or more Aetos Accounts to participate in an investment transaction in the same Portfolio Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Investment Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that a Fund participate, or participate to the same extent as the Aetos Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Investment Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

               Situations may occur, however, where a Fund could be disadvantaged because of the investment activities conducted by the Investment Manager for the Aetos Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Portfolio Managers with respect to Portfolio Funds) on the combined size of positions that may be taken for a Fund and the Aetos Accounts, thereby limiting the size of a Fund's position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for a Fund and the Aetos Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, a Fund may be legally restricted from entering into a "joint transaction" (as defined in the Investment Company Act) with the Aetos Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See "Other Matters" below.

               Directors, officers, employees and affiliates of the Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Manager, or by the Investment Manager for the Aetos Accounts, that are the same, different or made at a different time than positions taken for a Fund.

Other Matters

               Except in accordance with applicable law, the Investment Manager and its affiliates are not permitted to buy securities or other property from, or sell securities or other property to, any of the Funds. However, subject to certain conditions imposed by applicable rules under the Investment Company Act, a Fund may effect certain principal transactions in securities with one or more accounts managed by the Investment Manager, except for accounts as to which the Investment Manager or any of its affiliates serves as a general partner or as to which they may be deemed to be an affiliated person (or an affiliated person of such a person), other than an affiliation that results solely from the Investment Manager or one of its affiliates serving as an investment adviser to the account. These transactions would be made in circumstances where the Investment Manager has determined it would be appropriate for a Fund to purchase (or sell), and the Investment Manager has determined it would be appropriate for another account to sell (or purchase), the same security or instrument on the same day.

               Future investment activities of the Investment Manager and its affiliates, and of their respective directors, officers or employees, may give rise to additional conflicts of interest.

                                   TAX ASPECTS

               The following is a summary of certain aspects of the federal income taxation of the Funds and their Members which should be considered by a prospective Member. The Funds have not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Funds, nor have they obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of each Fund as a partnership for Federal income tax purposes, and there can be no assurance that the Service will not disagree with or that a court will sustain the positions discussed herein.

               This summary only discusses certain aspects of the Federal income tax treatment of the Funds and is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, existing, temporary and proposed Treasury Regulations (the "Regulations") and administrative pronouncements in existence on the date hereof, all of which are subject to change or different interpretations possibly with retroactive effect. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

               EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

               In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the prospectus and the SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of a Fund are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own tax adviser regarding the acquisition of Interests.

Tax Treatment of Fund Operations

               Classification of the Funds. The Funds will receive an opinion of Clifford Chance Rogers & Wells LLP, counsel to the Funds, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the

Regulations, and based upon certain representations of each Fund's Board, each Fund will be treated as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

               Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in a Fund will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Funds may not be eligible for any of those safe harbors. In particular, a Fund will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if it has more than 100 Members.

               The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event, the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Clifford Chance Rogers & Wells LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Funds as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of each Fund's Board, the interests in a Fund will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Fund will not be treated a publicly traded partnership taxable as a corporation.

               Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that a Fund should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Fund would be subject to corporate income tax when recognized by the Fund; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members of the Fund to the extent of the current or accumulated earnings and profits of the Fund; and Members of the Fund would not be entitled to report profits or losses realized by the Fund.

               UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE FEDERAL INCOME TAX CONSEQUENCES OF FUND INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF A FUND, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND.

               As a partnership, each Fund is not itself subject to Federal income tax. Each Fund files an annual partnership information return with the Service which reports the results of operations. Each Member of a Fund is required to report separately on its income tax return its distributive share of the Fund's net long-term capital gain or loss, net short-term capital gain or loss and all other items of ordinary income or loss. Each Member of a Fund is taxed on its distributive share of the Fund's taxable income and gain regardless of whether it has received or will receive a distribution from the Fund.

               Allocation of Profits and Losses. Under each LLC Agreement, a Fund's net capital appreciation or net capital depreciation for each accounting period is allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by that Fund for

Federal income tax purposes. Each LLC Agreement provides that items of income, deduction, gain, loss or credit actually recognized by a Fund for each fiscal year generally are to be allocated for income tax purposes among the Members pursuant to Regulations issued under Sections 704(b) and 704(c) of the Code, based upon amounts of the Fund's net capital appreciation or net capital depreciation allocated to each Member's capital account for the current and prior fiscal years.

               Under each LLC Agreement, each Fund's Board has the discretion to allocate specially an amount of a Fund's capital gain (including short-term capital gain) for Federal income tax purposes to the Special Advisory Member and to a withdrawing Member to the extent that the Member's capital account exceeds its Federal income tax basis in its Interest. There can be no assurance that, if a Fund's Board makes such a special allocation, the Service will accept such allocation. If such allocation is successfully challenged by the Service, a Fund's gains allocable to the remaining Members of the Fund would be increased.

               Tax Elections; Returns; Tax Audits. The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property to a partner and transfers of partnership interests (including by reason of death) provided that a partnership election has been made pursuant to Section 754. Under each LLC Agreement, at the request of a Member, a Fund's Board, in its sole discretion, may cause the Fund to make such an election. Any such election, once made, cannot be revoked without the Service's consent. The actual effect of any such election may depend upon whether any Portfolio Fund also makes such an election. As a result of the complexity and added expense of the tax accounting required to implement such an election, each Fund's Board presently does not intend to make such election.

               Each Fund's Board decides how to report the partnership items on a Fund's tax returns, and all Members of a Fund are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which a Fund's items have been reported. In the event the income tax returns of a Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member chosen by the Board, designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

Tax Consequences to a Withdrawing Member

               A Member receiving a cash liquidating distribution from a Fund, in connection with a complete withdrawal from the Fund, generally will recognize capital gain or loss to the extent of the difference between the proceeds received by such Member and such Member's adjusted tax basis in its Interest. Such capital gain or loss will be short-term, long-term, or some combination of both, depending upon the timing of the Member's contributions to a Fund. However, a withdrawing Member of a Fund will recognize ordinary income to the extent such Member's allocable share of the Fund's "unrealized receivables" and "substantially appreciated inventory items" exceeds the Member's basis in such unrealized receivables and "substantially appreciated inventory items", respectively (as determined pursuant to the Regulations). For these purposes, accrued but untaxed market discount, if any, on securities held by a Fund will be treated as an unrealized receivable, with respect to which a withdrawing Member would recognize ordinary income. A Member receiving a cash nonliquidating distribution will recognize income in a similar manner only to the extent that the amount of the distribution exceeds such Member's adjusted tax basis in its Interest.

               As discussed above, each LLC Agreement provides that the Board may specially allocate items of Fund capital gain (including short-term capital gain) to a withdrawing Member to the extent its capital account would otherwise exceed its adjusted tax basis in its Interest. Such a special allocation of gain may result in the withdrawing Member of a Fund recognizing capital gain, which may include short-term capital gain, in the Member's last taxable year in the Fund, thereby reducing the amount of long-term capital gain recognized during the tax year in which it receives its liquidating distribution upon withdrawal.

Distributions of Property and Adjusted Basis

               A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" within the meaning of Section 731(c)(3)(C)(i) and the recipient is an "eligible partner" within the meaning of Section 731(c)(3)(C)(iii). Each Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member of a Fund is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

               A Member's tax basis for its interest in a Fund will include the amount of money the Member contributed to the Fund. A Member's tax basis will be increased by the Member's respective share of the Fund's taxable income and gains, and will be decreased by distributions from the Fund to the Member and by the Member's respective share of any taxable losses.

Tax Treatment of Fund Investments

               In General. Each Fund expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

               Generally, the gains and losses realized by a trader or an investor on the sale of securities are capital gains and losses. Thus, subject to the treatment of certain currency exchange gains as ordinary income (see "Currency Fluctuations - `Section 988' Gains or Losses" below) and certain other transactions described below, each Fund expects that its gains and losses from its securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a Fund maintains a particular investment position and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to Section 1256 Contracts (defined below) may serve to alter the manner in which a Fund's holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the realization, of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses of a Fund./1/

----------------------
/1/ Generally, in the absence of Regulations requiring it, a Fund will not treat positions held through different investment Portfolio Accounts or Portfolio Funds as offsetting positions for purposes of the straddle rules.

               The maximum ordinary income tax rate for individuals is 38.6/2/ and, in general, the maximum individual income tax rate for long-term capital gains is 20%/3/ (unless the taxpayer elects to be taxed at ordinary rates - see "Limitation on Deductibility of Interest and Short Sale Expenses" below), although in all cases the actual rates may be higher due to the phase out of certain tax deductions, exemptions and credits. The excess of capital losses over capital gains may be offset against the ordinary income of an individual taxpayer, subject to an annual deduction limitation of $3,000. For corporate taxpayers, the maximum income tax rate is 35%. Capital losses of a corporate taxpayer may be offset only against capital gains, but unused capital losses may be carried back three years (subject to certain limitations) and carried forward five years.

               Each Fund may realize ordinary income from dividends and accruals of interest on securities. Each Fund may hold debt obligations with "original issue discount." In such case, a Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts may occur in a subsequent year. Each Fund may also acquire debt obligations with "market discount." Upon disposition of such an obligation, a Fund generally would be required to treat gain realized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund. Each Fund may realize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Income or loss from transactions involving certain derivative instruments, such as swap transactions, will also generally constitute ordinary income or loss. In addition, amounts, if any, payable by a Fund in connection with equity swaps, interest rate swaps, caps, floors and collars likely would be considered "miscellaneous itemized deductions" which, for a noncorporate Member, may be subject to restrictions on their deductibility. See "Deductibility of Fund Investment Expenditures by Noncorporate Members" below. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income./4/

               Currency Fluctuations - "Section 988" Gains or Losses. To the extent that its investments are made in securities denominated in a foreign currency, gain or loss realized by a Fund frequently will be affected by the fluctuation in the value of such foreign currencies relative to the value of the dollar. Generally, gains or losses with respect to a Fund's investments in common stock of foreign issuers will be taxed as capital gains or losses at the time of the disposition of such stock. However, under Section 988 of the Code, gains and losses of a Fund on the acquisition and disposition of foreign currency (e.g., the purchase of foreign currency and subsequent use of the currency to acquire stock) will be treated as ordinary income or loss. Moreover, under Section 988, gains or losses on disposition of debt securities denominated in a foreign currency to the extent attributable to fluctuation in the value of the foreign currency between the date of acquisition of the debt security and the date of disposition will be treated as ordinary income or loss. Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities may be treated as ordinary income or ordinary loss.

-----------------------
/2/ Under recently enacted legislation, this rate is reduced in stages until calendar year 2006 when the maximum rate will be 35%. However, this legislation contains a "sunset" provision that will result in the top rate being restored to 39.6% in 2011.
/3/ The maximum individual long-term capital gains tax rate is 18% for certain property purchased after December 31, 2000 and held for more than five years.
/4/ Generally, a conversion transaction is one of several enumerated transactions where substantially all of the taxpayer's return is attributable to the time value of the net investment in the transaction. The enumerated transactions are (i) the holding of any property (whether or not actively traded) and entering into a contract to sell such property (or substantially identical property) at a price determined in accordance with such contract, but only if such property was acquired and such contract was entered into on a substantially contemporaneous basis, (ii) certain straddles, (iii) generally any other transaction that is marketed or sold on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain or (iv) any other transaction specified in Regulations.

               As indicated above, a Fund may acquire foreign currency forward contracts, enter into foreign currency futures contracts and acquire put and call options on foreign currencies. Generally, foreign currency regulated futures contracts and option contracts that qualify as "Section 1256 Contracts" (see "Section 1256 Contracts" below), will not be subject to ordinary income or loss treatment under Section 988. However, if a Fund acquires currency futures contracts or option contracts that are not Section 1256 Contracts, or any currency forward contracts, any gain or loss realized by the Fund with respect to such instruments will be ordinary, unless (i) the contract is a capital asset in the hands of the Fund and is not a part of a straddle transaction and (ii) an election is made (by the close of the day the transaction is entered into) to treat the gain or loss attributable to such contract as capital gain or loss.

               Section 1256 Contracts. In the case of Section 1256 Contracts, the Code generally applies a "mark to market" system of taxing unrealized gains and losses on such contracts and otherwise provides for special rules of taxation. A Section 1256 Contract includes certain regulated futures contracts, certain foreign currency forward contracts, and certain options contracts. Under these rules, Section 1256 Contracts held by a Fund at the end of each taxable year of the Fund are treated for Federal income tax purposes as if they were sold by the Fund for their fair market value on the last business day of such taxable year. The net gain or loss, if any, resulting from such deemed sales (known as "marking to market"), together with any gain or loss resulting from actual sales of Section 1256 Contracts, must be taken into account by a Fund in computing its taxable income for such year. If a Section 1256 Contract held by a Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

               Capital gains and losses from such Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% thereof and as long-term capital gains or losses to the extent of 60% thereof. Such gains and losses will be taxed under the general rules described above. Gains and losses from certain foreign currency transactions will be treated as ordinary income and losses. (See "Currency Fluctuations - `Section 988' Gains or Losses.") If an individual taxpayer incurs a net capital loss for a year, the portion thereof, if any, which consists of a net loss on Section 1256 Contracts may, at the election of the taxpayer, be carried back three years. Losses so carried back may be deducted only against net capital gain to the extent that such gain includes gains on Section 1256 Contracts.

               Mixed Straddle Election. The Code allows a taxpayer to elect to offset gains and losses from positions which are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are
Section 1256 Contracts. Pursuant to Temporary Regulations, a Fund (and any Portfolio Fund) may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The application of the Temporary Regulations' mixed straddle account rules is not entirely clear. Therefore, there is no assurance that a mixed straddle account election by a Fund will be accepted by the Service.

               Short Sales. Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in a Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by a Fund for more than one year. In addition, these rules may also terminate the running of the holding period of "substantially identical property" held by a Fund.

               Gain or loss on a short sale will generally not be realized until such time that the short sale is closed. However, if a Fund holds a short sale position with respect to stock, certain debt obligations or partnership interests that has appreciated in value and then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if a Fund holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

               Effect of Straddle Rules on Members' Securities Positions. The Service may treat certain positions in securities held (directly or indirectly) by a Member and its indirect interest in similar securities held by a Fund as "straddles" for Federal income tax purposes. The application of the "straddle" rules in such a case could affect a Member's holding period for the securities involved and may defer the recognition of losses with respect to such securities./5/

               Limitation on Deductibility of Interest and Short Sale Expenses. For noncorporate taxpayers, Section 163(d) of the Code limits the deduction for "investment interest" (i.e., interest or short sale expenses for "indebtedness properly allocable to property held for investment"). Investment interest is not deductible in the current year to the extent that it exceeds the taxpayer's "net investment income," consisting of net gain and ordinary income derived from investments in the current year less certain directly connected expenses (other than interest or short sale expenses). For this purpose, any long-term capital gain is excluded from net investment income unless the taxpayer elects to pay tax on such amount at ordinary income tax rates.

               For purposes of this provision, a Fund's activities will be treated as giving rise to investment income for a Member of the Fund, and the investment interest limitation would apply to a noncorporate Member's share of the interest and short sale expenses attributable to the Fund's operation. In such case, a noncorporate Member of a Fund would be denied a deduction for all or part of that portion of its distributive share of the Fund's ordinary losses attributable to interest and short sale expenses unless it had sufficient investment income from all sources including the Fund. A Member that could not deduct losses currently as a result of the application of Section 163(d) would be entitled to carry forward such losses to future years, subject to the same limitation. The investment interest limitation would also apply to interest paid by a noncorporate Member of a Fund on money borrowed to finance its investment in the Fund. Potential investors are advised to consult with their own tax advisers with respect to the application of the investment interest limitation in their particular tax situations.

               Deductibility of Fund Investment Expenditures by Noncorporate Members. Investment expenses (e.g., investment advisory fees) of an individual, trust or estate are deductible only to the extent they exceed 2% of adjusted gross income./6/ In addition, the Code further restricts the ability of an individual with an adjusted gross income in excess of a specified amount (for 2002, $137,300 or $68,650

-----------------------
/5/ The Funds will not generally be in a position to furnish to Members information regarding the securities positions of their Portfolio Funds which would permit a Member to determine whether its transactions in securities, which are also held by such Portfolio Funds, should be treated as offsetting positions for purposes of the straddle rules.
/6/ However, Section 67(e) of the Code provides that, in the case of a trust or an estate, such limitation does not apply to deductions or costs which are paid or incurred in connection with the administration of the estate or trust and would not have been incurred if the property were not held in such trust or estate. There is a disagreement between two Federal Courts of Appeal on the question of whether the investment advisory fees incurred by a trust are exempt (under Section 67(e)) from the 2% of adjusted gross income floor on deductibility. Members that are trusts or estates should consult their tax advisers as to the applicability of these cases to the investment expenses that are allocated to them.

for a married person filing a separate return) to deduct such investment expenses. Under such provision, investment expenses in excess of 2% of adjusted gross income may only be deducted to the extent such excess expenses (along with certain other itemized deductions) exceed the lesser of (i) 3% of the excess of the individual's adjusted gross income over the specified amount or (ii) 80% of the amount of certain itemized deductions otherwise allowable for the taxable year./7/ Moreover, such investment expenses are miscellaneous itemized deductions which are not deductible by a noncorporate taxpayer in calculating its alternative minimum tax liability.

               Pursuant to Temporary Regulations issued by the Treasury Department, these limitations on deductibility should not apply to a noncorporate Member's share of the trade or business expenses of a Fund. These limitations will apply, however, to a noncorporate Member's share of the investment expenses of a Fund (including the fee paid to the Administrator and any fee payable to the managers of a Portfolio Fund), to the extent such expenses are allocable to a Portfolio Fund that is not in a trade or business within the meaning of the Code or to the investment activity of a Fund. Each Fund intends to treat its expenses attributable to a Portfolio Fund that is engaged in trade or business within the meaning of the Code or to the trading activity of a Fund as not being subject to such limitations, although there can be no assurance that the Service will agree.

               The consequences of these limitations will vary depending upon the particular tax situation of each taxpayer. Accordingly, noncorporate Members should consult their tax advisers with respect to the application of these limitations.

               No deduction is allowed for sales loads paid by a Member to acquire an Interest in a Fund; instead any such fees will be included in the Member's adjusted tax basis for its Interest in a Fund. To the extent that any portion of the investor servicing fee is treated as a selling expense, such portion would be subject to the same treatment.

               Application of Rules for Income and Losses from Passive Activities. The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to Temporary Regulations issued by the Treasury Department, income or loss from a Fund's securities investment and trading activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain from a Fund. Income or loss attributable to a Fund's investments in partnerships engaged in certain trades or businesses may constitute passive activity income or loss.

               "Phantom Income" From Fund Investments. Pursuant to various "anti-deferral" provisions of the Code (the "Subpart F," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by a Fund in certain foreign corporations may cause a Member to (i) recognize taxable income prior to a Fund's receipt of distributable proceeds, (ii) pay an interest charge on receipts that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

-------------------------------
/7/ Under recently enacted legislation, the latter limitation on itemized deductions will be reduced starting in calendar year 2006 and will be completely eliminated by 2010. However, this legislation contains a "sunset" provision that will result in the limitation on itemized deductions being restored in 2011.

Foreign Taxes

               It is possible that certain dividends and interest directly or indirectly received by a Fund from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, a Fund or a Portfolio Fund may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to predict in advance the rate of foreign tax a Fund will directly or indirectly pay since the amount of a Fund's assets to be invested in various countries is not known.

               The Members of a Fund will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund or a Portfolio Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their Federal income taxes. A Member that is tax exempt will not ordinarily benefit from such credit or deduction.

Sale of Interests

               Members will not be able or allowed to freely sell or otherwise transfer their Interests. A Member that is allowed to sell its Interests generally will recognize capital gain or loss measured by the difference between the amount realized on the sale and the member's adjusted tax basis in the Interests sold, except to the extent the gain on the sale of Interests is attributable to either unrealized receivables of a Fund or items of Fund inventory, which will be treated as ordinary income. Any such capital gain or loss generally will be long-term capital gain or loss if the Member held the sold Interests for more than one year. The amount realized will include the Member's allocable share of a Fund's nonrecourse borrowings (as defined for federal income tax purposes), if any, as well as any proceeds from the sale. Thus, a liability upon the sale of Interests may exceed the Member's cash proceeds from the sale.

Unrelated Business Taxable Income

               Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner./8/ This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

               This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, except as noted above with respect to certain categories of exempt trading activity, UBTI includes income or gain derived (either directly or through partnerships) from a trade or business, the conduct of which is not substantially related to the exercise or performance of the organization's exempt purpose or function. UBTI also includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt organization (directly or through a partnership) from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gains derived by an exempt organization (directly or through a partnership) from the disposition of property with respect to which there is

--------------------------
/8/ With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

"acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. With respect to its investments in partnerships engaged in a trade or business, a Fund's income (or loss) from these investments may constitute UBTI.

               Each Fund may incur "acquisition indebtedness" with respect to certain of its transactions, such as the purchase of securities on margin. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, each Fund will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI./9/ To the extent a Fund recognizes income (i.e., dividends and interest) from securities with respect to which there is "acquisition indebtedness" during a taxable year, the percentage of such income which will be treated as UBTI generally will be based on the percentage which the "average acquisition indebtedness" incurred with respect to such securities is of the "average amount of the adjusted basis" of such securities during the taxable year.

               To the extent a Fund recognizes gain from securities with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of their disposition, the percentage of such gain which will be treated as UBTI will be based on the percentage which the highest amount of such "acquisition indebtedness" is of the "average amount of the adjusted basis" of such securities during the taxable year. In determining the unrelated debt-financed income of a Fund, an allocable portion of deductions directly connected with a Fund's debt-financed property is taken into account. Thus, for instance, a percentage of losses from debt-financed securities (based on the debt/basis percentage calculation described above) would offset gains treated as UBTI.

               Since the calculation of a Fund's "unrelated debt-financed income" is complex and will depend in large part on the amount of leverage, if any, used by a Fund from time to time,/10/ it is impossible to predict what percentage of a Fund's income and gains will be treated as UBTI for a Member which is an exempt organization. An exempt organization's share of the income or gains of a Fund which is treated as UBTI may not be offset by losses of the exempt organization either from that Fund or otherwise, unless such losses are treated as attributable to an unrelated trade or business (e.g., losses from securities for which there is acquisition indebtedness).

               To the extent that a Fund generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. Each Fund will be required to report to a Member of the Fund which is an exempt organization information as to the portion, if any, of its income and gains from the Fund for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by a Fund is highly complex, and there is no assurance that a Fund's calculation of UBTI will be accepted by the Service.

               In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of a Fund's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, the possibility of realizing UBTI from its investment in a Fund

-----------------------
/9/ Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.
/10/ The calculation of a particular exempt organization's UBTI would also be affected if it incurs indebtedness to finance its investment in a Fund. An exempt organization is required to make estimated tax payments with respect to its UBTI.

generally should not affect the tax-exempt status of such an exempt organization./11/ However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under
Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from a Fund. (See "ERISA Considerations.")

Certain Issues Pertaining to Specific Exempt Organizations

               Private Foundations. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

               In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in a Fund would most probably be classified as a nonfunctionally related asset. A determination that an interest in a Fund is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in a Fund. Of course, this factor would create less of a problem to the extent that the value of the investment in a Fund is not significant in relation to the value of other assets held by a foundation.

               In some instances, an investment in a Fund by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of a Fund, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in a Fund in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the relevant Fund is "passive" within the applicable provisions of the Code and Regulations. Although there can be no assurance, each Fund's Board believes that the Fund will meet such 95% gross income test.

               A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

-----------------------
/11/ Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section
     514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

               Qualified Retirement Plans. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

               Endowment Funds. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

Certain Considerations for Non-U.S. Members

               The discussion under this heading applies to certain Members who are not "U.S. persons" as determined for U.S. federal income tax purposes ("non-U.S. Members"). The term "U.S. person" means: (i) an individual citizen or resident of the United States for U.S. federal income tax purposes; (ii) a corporation or other entity taxable as a corporation created or organized in or under the laws of the United States or any political subdivision thereof or therein; (iii) an estate the income of which is subject to U.S. federal income taxation regardless of source; (iv) a trust if both (a) a U.S. court is able to exercise primary supervision over its administration and (b) one or more U.S. persons has the authority to control all of its substantial decisions, or a trust that has made a valid election under U.S. Treasury Regulations to be treated as a domestic trust; or (v) a partnership to the extent the interests therein are held by any of the foregoing.

               Given the nature of the Funds' investment activities, a non-U.S. Member generally should not be subject to regular U.S. federal income taxation on its allocable share of Fund income where such Member's nexus with the U.S. is solely as a result of an investment in Interests. No prohibition and thus no assurances can be given in this respect, however. A Fund will be subject to U.S. withholding tax of 30% on dividends and certain interest income allocable to non-U.S. Members (unless reduced or eliminated by an applicable treaty).

               If, contrary to a Fund's expectations, the Fund were treated as being engaged in a U.S. trade or business, then each non-U.S. Member generally would be subject to the regular U.S. federal income taxation on its allocable share of Fund income. In such case, each non-U.S. Member would be required to file a U.S. federal income tax return reporting its allocable share of Fund income and to pay U.S. federal income tax at regular U.S. rates on that income. In addition, the Fund would be required to withhold and pay over to the IRS certain amounts with respect to such income. Any amount so withheld would be creditable against the non-U.S. Member's ultimate U.S. federal income tax liability, and the non-U.S. Member would be entitled to a refund to the extent that the amount withheld exceeded such Member's U.S. federal income tax liability for the taxable year. Finally, a corporate non-U.S. member's allocable share of Fund income may be subject to a 30% U.S. branch profits tax.

               Different rules from those described above apply in the case of a non-U.S. member: (i) that has an office or other fixed place of business in the U.S. or is otherwise carrying on a U.S. trade or business; (ii) who is an individual present in the United States for 183 or more days in the taxable year of the disposition or has a "tax home" in the United States for U.S. federal income tax purposes; (iii) who is a former citizen or resident of the United States; or (iv) that is a controlled foreign corporation, a foreign insurance company that holds Interests in connection with a U.S. trade or business, a foreign personal holding company or a corporation that accumulated earnings to avoid U.S. federal income tax.

                    EACH PROSPECTIVE NON-U.S. MEMBER SHOULD CONSULT ITS OWN TAX ADVISER REGARDING THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND.

State and Local Taxation

               In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in a Fund. State and local tax laws differ in the treatment of limited liability companies such as the Funds. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, except as noted below, each Fund intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

               State and local laws often differ from Federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. A Member's distributive share of the taxable income or loss of a Fund generally will be required to be included in determining its reportable income for state and local tax purposes in the jurisdiction in which it is a resident. A partnership in which a Fund acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business. Prospective investors should consult their tax advisers with respect to the availability of a credit for such tax in the jurisdiction in which that Member is a resident.

               Each Fund, which is treated as a partnership for New York State and New York City income tax purposes, should not be subject to the New York City unincorporated business tax, which is not imposed on a partnership which purchases and sells securities for its "own account." (This exemption may not be applicable to the extent a partnership in which a Fund invests conducts a business in New York City.) By reason of a similar "own account" exemption, it is also expected that a nonresident individual Member of a Fund should not be subject to New York State personal income tax with respect to his share of income or gain realized directly by the Fund. A nonresident individual Member will not be subject to New York City earnings tax on nonresidents with respect to his investment in a Fund.

               Individual Members who are residents of New York State and New York City should be aware that the New York State and New York City personal income tax laws limit the deductibility of itemized deductions and interest expense for individual taxpayers at certain income levels. These limitations may apply to a Member's share of some or all of a Fund's expenses. Prospective Members are urged to consult their tax advisers with respect to the impact of these provisions and the Federal limitations on the deductibility of certain itemized deductions and investment expenses on their New York State and New York City tax liability.

               For purposes of the New York State corporate franchise tax and the New York City general corporation tax, a corporation generally is treated as doing business in New York State and New York City, respectively, and is subject to such corporate taxes as a result of the ownership of a partnership interest in a partnership which does business in New York State and New York City, respectively./12/ Each of the New York State and New York City corporate taxes are imposed, in part, on the corporation's

----------------------------
/12/ New York State (but not New York City) generally exempts from corporate franchise tax a non-New York corporation which (i) does not actually or constructively own a 1% or greater limited partnership interest in a partnership doing business in New York and (ii) has a tax basis in such limited partnership interest not greater than $1 million.

taxable income or capital allocable to the relevant jurisdiction by application of the appropriate allocation percentages. Moreover, a non-New York corporation which does business in New York State may be subject to a New York State license fee. A corporation which is subject to New York State corporate franchise tax solely as a result of being a non-managing member in a New York partnership may, under certain circumstances, elect to compute its New York State corporate franchise tax by taking into account only its distributive share of such partnership's income and loss. There is currently no similar provision in effect for purposes of the New York City general corporation tax.

               Regulations under both the New York State corporate franchise tax and New York City general corporation tax, however, provide an exemption to this general rule in the case of a "portfolio investment partnership," which is defined, generally, as a partnership which meets the gross income requirements of Section 851(b)(2) of the Code. New York State (but not New York City) has adopted regulations that also include income and gains from commodity transactions described in Section 864(b)(2) as qualifying gross income for this purpose. The qualification of a Fund as a "portfolio investment partnership" with respect to its investments through Portfolio Accounts and Portfolio Funds must be determined on an annual basis and, with respect to a taxable year, a Fund and/or one or more Portfolio Funds may not qualify as portfolio investment partnerships. Therefore, a corporate non-managing Member of a Fund may be treated as doing business in New York State and New York City as a result of its interest in the Fund or its indirect interest in a nonqualifying Portfolio Fund.

               A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State and New York City personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax and New York City general corporation tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax). There is no New York City tax on the UBTI of an otherwise exempt entity.

               Each prospective corporate Member should consult its tax adviser with regard to the New York State and New York City tax consequences of an investment in a Fund.

                     ERISA AND CERTAIN OTHER CONSIDERATIONS

               Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in a Fund.

               ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, regulations of the U.S. Department of Labor (the "DOL") provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Tax Aspects--Unrelated Business Taxable Income" and "--Certain Issues Pertaining to Specific Exempt Organizations") and the projected return of the total portfolio relative to the

ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in a Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in a Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

               Because each Fund is registered as an investment company under the Investment Company Act, the Fund will be proceeding on the basis that its underlying assets should not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules.

               A Benefit Plan which proposes to invest in a Fund will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and the Code, as applicable.

               Certain prospective Benefit Plan Members may currently maintain relationships with the Investment Manager or their affiliates. Each of such persons may be deemed to be a fiduciary of or other party in interest or disqualified person of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits (and the Code penalizes) the use of ERISA Plan and Benefit Plan assets for the benefit of a party in interest and also prohibits (or penalizes) an ERISA Plan or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. Benefit Plan Members should consult with their own counsel and other advisors to determine if participation in a Fund is a transaction that is prohibited by ERISA or the Code or is otherwise inappropriate. Fiduciaries of ERISA or Benefit Plan Members will be required to represent that the decision to invest in a Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund.

               Employee benefit plans which are not subject to ERISA may be subject to other rules governing such plans. Fiduciaries of non-ERISA Plans, whether or not subject to Section 4975 of the Code should consult with their own counsel and other advisors regarding such matters.

               The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this SAI and the prospectus is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan Members should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Interests.

                                    BROKERAGE

               Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund or Portfolio Account that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

               In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund or Portfolio Account, each Portfolio Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm's risk in positioning a block of securities. Although it is expected that each Portfolio Manager generally will seek reasonably competitive commission rates, a Portfolio Manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

               Consistent with the principle of seeking best price and execution, a Portfolio Manager may place orders for a Portfolio Fund or Portfolio Account with brokers that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Managers or their affiliates in providing services to clients other than the Portfolio Funds and the Portfolio Accounts they manage. In addition, not all of the supplemental information is necessarily used by a Portfolio Manager in connection with the Portfolio Fund or Portfolio Account it manages. Conversely, the information provided to a Portfolio Manager by brokers and dealers through which other clients of the Portfolio Manager or its affiliates effect securities transactions may be useful to the Portfolio Manager in providing services to the Portfolio Fund or a Portfolio Account.

               It is anticipated that Portfolio Managers (including each Portfolio Manager retained to manage a Portfolio Account) will generally follow brokerage placement practices similar to those described above. The brokerage placement practices described above will also be followed by the Investment Manager to the extent it places transactions for the Funds. However, certain Portfolio Managers (other than those managing Portfolio Accounts) may have policies that permit the use of brokerage commissions of a Portfolio Fund to obtain products or services that are not research related and that may benefit the Portfolio Manager.

                          ACCOUNTANTS AND LEGAL COUNSEL

               PricewaterhouseCoopers LLP serves as the independent public accountants of each Fund. Its principal business address is 1377 Avenue of the Americas, New York, NY 10036.

               Clifford Chance Rogers & Wells LLP, New York, New York, acts as legal counsel to the Funds.

                                    CUSTODIAN

               SEI Private Trust Company (the "Custodian") serves as the primary custodian of the assets of each Fund, and may maintain custody of the assets of each Fund with domestic and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by each Fund's Board. Assets of each Fund are not held by the Investment Manager or commingled with the assets of other accounts except to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                 CONTROL PERSONS

               Before commencement of a Fund's operations, the Investment Manager intends to invest approximately $100,000 in each Fund in order to provide each Fund initial capital and for investment purposes. Interests of a Fund held by the Investment Manager may constitute more than 25% of outstanding Interests when the Fund's operations commence upon the closing of its initial offering of Interests, depending on the aggregate investments made in the Fund by other persons. By virtue of its ownership of more the than 25% of the outstanding Interests, the Investment Manager may be deemed to control a Fund and (depending on the value of Interests then held by other Members) may be in a position to control the outcome of voting on matters as to which Members are entitled to vote. It is anticipated that the Investment Manager will no longer control any of the Funds as of immediately after completion of the initial offerings of the Funds. The Investment Manager is a Delaware limited liability company and maintains its principal office at 375 Park Avenue, New York, New York 10152.

               Before the commencement of the operations of the Funds, the person named above was the only person owning of record or beneficially 5% or more of the outstanding Interests of a Fund.

                            SUMMARY OF LLC AGREEMENTS

               The following is a summary description of additional items and of select provisions of each LLC Agreement that are not described elsewhere in this SAI or in the combined prospectus of the Funds. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of LLC Agreement contained in Appendix A to the combined prospectus.

Liability of Members

               Members in each Fund will be members of a limited liability company as provided under Delaware law. Under Delaware law and each LLC Agreement, a Member will not be liable for the debts, obligations or liabilities of a Fund solely by reason of being a Member, except that the Member may be obligated to make capital contributions to the Fund pursuant to its LLC Agreement, to repay any funds wrongfully distributed to the Member. A Member may be required to contribute to a Fund, whether before or after its dissolution or after the Member ceases to be a Member, such amounts as the Fund deems necessary to meet its debts, obligations or liabilities (not to exceed for any Member, the aggregate amount of any distributions, amounts in connection with the repurchase of all or a portion of the Member's interests and any other amounts received by the Member from the Fund during or after the fiscal year to which any debt, obligation or liability of the Fund is incurred).

Duty of Care

               Each LLC Agreement provides that neither the Managers nor the Investment Manager (including certain of their affiliates, among others) shall be liable to a Fund or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Each LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers and the Investment Manager (including certain of their affiliates, among others) by a Fund, but not by the Members of the Fund individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund. None of these persons will be personally liable to any Member of a Fund for the repayment of any balance in such Member's capital account or for contributions by such Member to the capital of the Fund or by reason of any change in the Federal or state income tax laws applicable to the Fund or its Members. The rights of indemnification and exculpation provided under each LLC Agreement do not provide for indemnification of a Manager or the Investment Manager for any liability, including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Amendment of the LLC Agreement

               Each LLC Agreement may generally be amended, in whole or in part, with the approval of the relevant Fund's Board (including a majority of the Independent Managers, if required by the Investment Company Act), and without the approval of the Members, unless the approval of Members is required by the Investment Company Act. However, certain amendments to the LLC Agreements involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the relevant Fund's Board) to tender its entire Interest for repurchase by the relevant Fund.

Power of Attorney

               By purchasing an Interest and by signing the LLC Agreement (which each Member will do by virtue of signing the Member certification form attached to the combined prospectus as Appendix B), each Member of a Fund will appoint the Investment Manager and each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

               The power-of-attorney granted in each LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Investment Manager and each of the Managers and as such is irrevocable and continues in effect until all of such Member's Interest in a Fund has been withdrawn pursuant to a repurchase or redemption of the Interest or a transfer to one or more transferees that have been approved by the Fund's Board for admission to the Fund as substitute Members.

Term, Dissolution and Liquidation

               A Fund will be dissolved:

               . upon the affirmative vote to dissolve the Fund by both (1) the Board and (2) Members holding at least two-thirds of the total number of votes eligible to be cast by all Members;

               .  at the election of the Investment Manager;

               . upon the failure of Members to elect successor Managers at a meeting called by the Investment Manager when no Manager remains; or

               .  as required by operation of law.

               Upon the occurrence of any event of dissolution, the relevant Fund's Board or the Investment Manager, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint the Investment Manager to act as liquidator or is unable to perform this function), is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the combined prospectus combined under "Capital Accounts -- Allocation of Net Profits and Losses."

               Upon the dissolution of a Fund, its assets are to be distributed
(1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Members of the Fund, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Members of the Fund, and (3) finally to the Members of the Fund proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Fund's Board or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

Voting

               Each Member has the right to cast a number of votes equal to the value of the Member's capital account at a meeting of Members called by the Fund's Board or by Members of the Fund holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Fund's agreement with any investment adviser, and approval of the Fund's auditors, and on certain other matters, to the extent that the Investment Company Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of a Fund's business, and may not act for or bind a Fund.

Reports to Members

               Each Fund will furnish to its Members as soon as practicable after the end of each taxable year such information as is necessary for such Members to complete Federal and state income tax or information returns, along with any other tax information required by law. Each Fund will send to its Members a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the Investment Company Act. Quarterly reports from the Investment Manager regarding a Fund's operations during such period also will be sent to the Fund's Members.

Fiscal Year

               For accounting purposes, the fiscal year of the Funds is the 12-month period ending on January 31st. The first fiscal year of the Funds will commence on the date of the initial closings and will end on January 31, 2003. The 12-month period ending December 31 of each year will be the taxable year of the Funds unless otherwise determined by the Fund's Investment Manager.

                              FINANCIAL STATEMENTS

               The following comprise the financial statements of each Fund:

             . Statement of Assets and Liabilities.
             . Statement of Operations

                       Report of Independent Accountants

To the Board of Managers and Shareholder of Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Aetos Capital Distressed Investment Strategies Fund, LLC
Aetos Capital Long/Short Strategies Fund, LLC
Aetos Capital Market Neutral Strategies Fund, LLC


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC, and Aetos Capital Market Neutral Strategies Fund, LLC, (the "Funds") at August 21, 2002, and the results of their operations for the period August 21, 2002 (commencement of operations) through August 21, 2002 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
August 22, 2002

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC
            Aetos Capital Distressed Investment Strategies Fund, LLC
                  Aetos Capital Long/Short Strategies Fund, LLC
                Aetos Capital Market Neutral Strategies Fund, LLC

                       Statement of Assets and Liabilities

                                 August 21, 2002


                                       Multi-Strategies       Distressed Investment         Long/Short          Market Neutral
                                       Arbitrage Fund           Strategies Fund          Strategies Fund       Strategies Fund


ASSETS:

        Cash                             $152,500                 $152,500                 $152,500              $152,500
        Deferred Offering Costs           $50,000                  $50,000                  $50,000               $50,000
                                         --------                 --------                 --------              --------
                Total Assets             $202,500                 $202,500                 $202,500              $202,500
                                         --------                 --------                 --------              --------


LIABILITIES:

        Organizational Costs Payable      $52,500                  $52,500                  $52,500               $52,500
        Offering Costs Payable            $50,000                  $50,000                  $50,000               $50,000
                                         --------                 --------                 --------              --------
                Total Liabilities        $102,500                 $102,500                 $102,500              $102,500
                                         --------                 --------                 --------              --------
Net Assets                               $100,000                 $100,000                 $100,000              $100,000
                                         ========                 ========                 ========              ========

MEMBER CAPITAL:

        Capital Contributions            $152,500                 $152,500                 $152,500              $152,500
        Net Loss                         $(52,500)                $(52,500)                $(52,500)             $(52,500)
                                         --------                 --------                 --------              --------
                Total Member Capital     $100,000                 $100,000                 $100,000              $100,000
                                         ========                 ========                 ========              ========

See accompanying notes to the financial statements.

                Aetos Capital Multi-Strategy Arbitrage Fund, LLC
            Aetos Capital Distressed Investment Strategies Fund, LLC
                  Aetos Capital Long/Short Strategies Fund, LLC
                Aetos Capital Market Neutral Strategies Fund, LLC

                             Statement of Operations

                           For the Period August 21, 2002
                (commencement of operations) through August 21, 2002

                                      Multi-Strategies       Distressed Investment         Long/Short          Market Neutral
                                       Arbitrage Fund           Strategies Fund          Strategies Fund       Strategies Fund
Expenses:

        Organizational costs             $52,500                  $52,500                  $52,500               $52,500
                                         -------                  -------                  -------               -------
        Net Loss                         $52,500                  $52,500                  $52,500               $52,500
                                         =======                  =======                  =======               =======



See accompanying notes to the financial statements.

             Aetos Capital Multi-Strategy Arbitrage Fund, LLC
           Aetos Capital Distressed Investment Strategies Fund, LLC
                 Aetos Capital Long/Short Strategies Fund, LLC
               Aetos Capital Market Neutral Strategies Fund, LLC

                         Notes to Financial Statements

                                August 21, 2002


Note 1  Organization

        Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (the "Funds") were formed on March 19, 2002, in the State of Delaware each as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended.

        The Funds have had no operations other than those relating to organizational matters and the sale and issuance of limited liability company interests in each of the Funds to one investor, James M. Alwin, Organizational Member and Chairman of the Board of Managers.

        On August 22, 2002, each of the Funds' Board of Managers (the "Boards") approved an Investment Advisory Agreement with Aetos Alternatives Management, LLC (the "Investment Manager") to serve as the Funds' investment manager.

        Each of the Funds is a fund-of-funds. The investment objective of the Funds is to seek capital appreciation by investing their assets among select groups of alternative asset managers employing the different absolute return investment strategies.

        The Funds may offer from time to time to repurchase outstanding interests pursuant to written tenders by the investors. The Investment Manager expects that it will recommend to the Boards that the Funds initially offer to repurchase Interests from investors as of December 31, 2002 and, thereafter, four times each year as of the last business day of March, June, September and December.

Note 2  Significant Accounting Policies

        The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States. These accounting principles require the use of estimates and actual results could differ from those estimates.

        Costs incurred in connection with the organization of the Funds totaling $210,000 have been expensed as of the date of the Statement of Assets and Liabilities. These costs were principally comprised of legal fees and regulatory filing fees.

        Costs incurred with the initial registration and offering of Interests in the Funds totaling $200,000 have been deferred and are to be amortized over a period of up to one year, upon the commencement of operations.

        The Funds are treated as partnerships for income tax purposes.
        As such, no provision for Federal, state or local income taxes has been made in the financial statements. Each Member is required to report on its own tax returns its distributive share of a Fund's taxable income or loss.

Note 3  Management Fees and Administration Fees

        The Funds will pay the Investment Manager a monthly management fee at the annual rate of 0.75% of a Fund's net assets. Investors will pay the Investment Manager directly a Program fee of up to 0.50% for asset allocation and other services and an incentive fee based on the overall change in value of an investor's Program assets, subject to certain requirements. The Program fee and the incentive fee are not part of the expenses of the Funds.

        Under an agreement with SEI Investments Mutual Funds Services (the "Administrator"), the Funds will pay the Administrator a monthly administration fee at the annual rate of up to 0.12% of the Funds' net assets, subject to certain fee minimums.

        The Investment Manager has agreed contractually to cap other expenses of the Funds, as defined, at 0.50% at least until September 1, 2003 so that net expenses, as defined (excluding the incentive fee charged at the Program level) do not exceed 1.75% of an investor's average monthly assets in the Funds.